Company Profile and Financial Results First Quarter 2014

Disclosure First Quarter 2014 | 2 This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (i) market and economic conditions (including interest rate environment, levels of public offerings, mergers and acquisitions and venture capital financing activities) and the associated impact on us; (ii) the sufficiency of our capital, including sources of capital (such as funds generated through retained earnings) and the extent to which capital may be used or required; (iii) our overall investment plans, strategies and activities, including our investment of excess cash/liquidity; (iv) operational, liquidity and credit risks associated with our business; (v) deterioration of our asset quality; (vi) our overall management of interest rate risk; (vii) our ability to execute our strategy and to achieve organic loan and deposit growth; (viii) increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; (ix) the adequacy of reserves (including allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; (x) volatility and direction of market interest rates; (xi) changes in the regulatory or legal environment; and (xii) other factors that are discussed in the section titled "Risk Factors," in our registration statement on Form S-1/A, filed with the Securities and Exchange Commission and effective as of March 26, 2014. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in our new releases or in our filings with the SEC. The foregoing factors should not be construed as exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Any forward-looking statement speaks only as of the date on which it is made, and we do not intend, or undertake any obligation to publicly update these forward-looking statements.

Square 1 Bank Background – Overview Company $ 2.5 billion bank holding company Total loans of $1.1 billion Total deposits of $2.2 billion (on balance sheet) Founded 2005 by veteran venture bankers with expertise in lending to venture-backed companies and their investors Locations Based in Durham, NC with twelve other offices located in key innovation markets Employees 239 Target market Venture-backed technology and life sciences companies Business model Use low cost deposits to fund primarily loans to venture-backed companies from their first investment through post-IPO or acquisition, and cross-sell other banking services Services Loans, deposits, treasury management services and investment advisory services catering to the venture capital community Credit risk Specialized credit infrastructure to effectively manage our lending portfolio First Quarter 2014 3 |

Differentiated business model  Pure play venture bank, focused on innovation sector nationwide (source of new potential clients)  Expertise in lending to venture-backed companies, known for high-touch client service  Seasoned management team, extensive networks, proven track records Consistent growth  Average loan growth – 25% CAGR 2009 – Q1 2014  Average deposit growth – 18% CAGR 2009 – Q1 2014  Strong and diversified noninterest income growth – Reflects overall increase in balance sheet Diversified balance sheet and strong liquidity position  Loan portfolio diversified across industry, stage, geography and size  Low cost, core deposits – Current average cost of deposits is 2 basis points  Benefit from rising interest rates – 94% of loans are variable rate; investment portfolio duration of 2.8 years Strong Profitability – Q1 2014  Return on average assets – 1.33%  Efficient, scalable platform – Efficiency ratio of 51%¹  Net Interest Margin – 4.12% Square 1’s Investment Summary First Quarter 2014 | 4 (1) Efficiency ratio is a non-GAAP financial measures See Non-GAAP Financial Measures in Appendix for reconciliation. Note: Data as of March 31, 2014

| 5 Strategically Located in Key Markets for VC Investments Square 1 Coverage Main branch in Durham, NC, twelve other offices, including a new office in San Francisco (opened Q1) and a new NYC location Other 2014 plans: open office in Chicago Primary Bank Competitors Silicon Valley Bank, Comerica, Bridge Bank, First Republic Bank Non-bank Competitors Debt funds, specialty and diversified finance companies First Quarter 2014

Strong VC Investments Create Ample Venture Banking Opportunities | 6 Target Investments VC’s invest in entrepreneurial companies, typically in technology or life sciences; $20-30 billion investment per year during 2007 – 2013 Venture Capital Firms Provide capital, possibly take board seat or actively participate in company operations, and provide strategic counsel and network Venture Banks Provide full commercial banking services: loans, deposits, treasury management, investment advisory (1) Other includes Media and Entertainment, Consumer Products and Services, Retailing/Distribution, Financial Services, Business Products and Services (2) Source: PricewaterhouseCoopers/National Venture Capital Association MoneyTree™ Report, Data: Thomson Reuters Technology 53% Industrials / Energy 5% Other1 18% Life Sciences 24% 2013 VC Investments by Industry First Quarter 2014 $ 32 $ 30 $ 20 $ 23 $ 30 $ 27 $ 29 $ 12 4,224 4,178 3,146 3,646 4,001 3,858 3,995 1,008 2007 2008 2009 2010 2011 2012 2013 Q1'14 VC Investments in the U.S. Dollars invested ($B) Number of investments Q1 2014 was the strongest fundraising quarter by dollars since Q4 20072

Solid Performance Compared to Peer – Q1 2014 Balance Sheet Highlights Total Assets ($ billions) 2.47 29.71 PE Loans / PE Deposits (%) 48.28 42.52 1 Year Loan Growth 32.74 22.49 1 Year Deposit Growth 23.97 31.94 Performance Measures Return on Average Assets (%) 1.33 1.33 Return on Average Equity (%) 16.34 17.63 Efficiency Ratio (FTE) (%) 1 50.61 52.81 Net Interest Margin (%) 4.12 3.13 Asset Quality NPAs / Loans and OREO (%) 0.91 0.23 Net LCOs / Average Loans (%) 0.85 0.74 Loan Loss Reserves / Gross Loans (%) 1.80 1.13 Capitalization Leverage Ratio (%) 10.90 7.99 Tier 1 Risk Based Ratio (%) 15.79 12.35 Risk Based Capital Ratio (%) 16.96 13.41 Note: Dollars in billions; Financial data as of and for the quarter ended March 31, 2014 (1) Efficiency ratio is a non-GAAP financial measure. Source: SNL Financial, LLC First Quarter 2014 7 |

History of Strong Loan and Deposit Growth First Quarter 2014 | 8 Loan Growth Organic growth across all business lines Deposit Growth Low cost, strong deposit base Growth in deposits is tied to growth in our loan business (1) Net of unearned income. Unearned income consists of unearned loan fees, the discount on SBA loans and the unearned initial warrant value. Note: Dollars in millions $410 $457 $620 $751 $918 $822 $1,069 2009 2010 2011 2012 2013 Q1 2013 Q1 2014 Average Loans $1,082 $1,162 $1,409 $1,531 $1,871 $1,615 $2,151 2009 2010 2011 2012 2013 Q1 2013 Q1 2014 Average Deposits CAGR 18% CAGR 25%

Diversified Loan Portfolio Note: Financial data as of and for the quarter ended March 31, 2014 Total Loans (Q1 2014) $1.1 billion Venture Banking Portfolio Includes technology and life sciences, and asset-based loans Interest Rate Type 94% of outstanding loans are variable rate loans Diversification Loans outstanding diversified by industry, stage, size and geography First Quarter 2014 9 | Venture firms 9% SBA and USDA 5% Venture banking 85% Credit cards 1% 4.5% 6.3% 7.7% 8.1% 8.1% 8.4% 8.5% 9.5% 9.5% 9.8% 19.6% Financial services Medical devices and equipment Media and telecom Consumer products and services IT services Biotech Healthcare services Other industries Business products and services Hardware Software Industry Concentrations Within the Venture Banking Portfolio

Risk Management Platform Delivers Consistent Results Controls Monthly monitoring of loan covenants and borrowers’ performance; quarterly discussions with venture firms Platform Ongoing investment in credit process platform First Quarter 2014 10 | (1) annualized losses 2.05% 1.87% 1.64% 1.60% 1.70% 1.80% 2009 2010 2011 2012 2013 Q1 2014 Allowance for Loan Losses / Total Loans 139.04% 166.47% 164.69% 95.25% 127.05% 198.65% 2009 2010 2011 2012 2013 Q1 2014 Allowance for Loan Losses / Nonperforming Loans 1.94% 1.14% 0.79% 0.95% 0.95% 0.85%1 2009 2010 2011 2012 2013 Q1 2014 Net Charge-offs to Average Outstanding Loans 1.47% 1.13% 0.99% 1.68% 1.34% 0.91% 2009 2010 2011 2012 2013 Q1 2014 Nonperforming Loans as Percent of Total Loans

Strong Source of Funding First Quarter 2014 | 11 Deposits Low cost deposits are a key aspect of venture banking Cost Average cost of deposits for Q1 2014 of 0.02% Off-Balance Sheet Client investment funds used to manage on-balance sheet deposit growth and volatility. Investment alternatives include sweep accounts, one-way CDARS and Square 1 Asset Management Note: Dollars in thousands; Financial data as of and for quarter ended March 31, 2014 Noninterest bearing 62.4% Interest bearing 5.9% Money market 30.3% Time deposits 1.4% Deposit Summary 1,409 1,531 1,871 2,151 404 442 446 630 10 bps 4 bps 4 bps 2 bps 2011 2012 2013 Q1 2014 Client Fund Average Balances Deposits ($ 000s) Client Investment Funds ($ 000s) Average Cost of Deposits

Diversified Securities Portfolio Diversification Reduced exposure to fixed-rate agency mortgage-backed securities; increased investment grade municipal and corporate bonds (primarily variable rate) NAMBS Significantly reduced our exposure to legacy non-agency mortgage-backed securities purchased prior to 2008 Duration Available for sale securities portfolio: 2.0; overall investment securities portfolio: 2.8 (1) Annualized tax-equivalent yield First Quarter 2014 12 | 67% 72% 50% 43% 44% 12% 4% 3% 5% 6% 12% 18% 19% 12% 12% 7% 5% 5% 3% 18% 21% 20% 9% 14% 14% Dec-10 Dec-11 Dec-12 Dec-13 Mar-2014 Investment Portfolio Corporates Municipal Bonds UST/Agency direct/Other SBA pools Non-agency mortgage-backed securities Agency mortgage-backed securities $867 $719 $832 $1,085 $1,148 2.90% 2.37% 2.29% 2.28% 2.61% Total book value (millions) Yield

Income Consistent income growth over last three years 2010 Incurred losses primarily resulting from sale and impairment of non-agency mortgage-backed securities purchased prior to 2008 Strong Growth 137% net income growth Q1 2013 vs. Q1 2014 Note: Dollars in millions First Quarter 2014 13 | Net Income $2.4 -$12.9 $5.1 $14.1 $22.1 $3.3 $7.8 2009 2010 2011 2012 2013 Q1 2013 Q1 2014 Net Income (Loss) Available to Common Shareholders

Well Positioned for Rising Interest Rates First Quarter 2014 | 14 Scenario Based on instantaneous parallel shift in rates, flat balance sheet Variable-rate loans 94% of loans are variable rate Deposit mix 62% of on-balance sheet deposits held in noninterest bearing demand deposit accounts Note: Financial data as of March31, 2014 and sets forth an approximation of net interest income sensitivity exposure for the 12-month period ending March 31, 2015. 12.2% 10.1% 6.1% up 300 bps up 200 bps up 100 bps Change in Net Interest Income

Strong Net Interest Income and Net Interest Margin First Quarter 2014 | 15 NIM Modest net interest margin deterioration despite challenging rate environment and loan competition Growth Robust growth over last three years driven by growth in loans and deposits Note: Net Interest Income and Net Interest Margin are on a fully tax-equivalent basis; Dollars in millions $59.3 $68.0 $79.4 $17.3 $23.5 4.02% 4.14% 3.91% 3.95% 3.95% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2011 2012 2013 Q1 2013 Q1 2014 Net Interest Income Net Interest Margin

First Quarter 2014 | 16 Diversified Noninterest Income Core Banking Income Strong growth from overall growth in customer base along with success in cross-selling these services Warrants  Warrant income is highly volatile as it depends on successful client liquidity events  Currently have outstanding warrants on 449 companies  Unrealized gain of $2.5 million on warrants held in six publicly traded companies at March 31, 2014 (1) Core Banking Income is a Non-GAAP financial measure. See Non-GAAP Financial Measures in Appendix for reconciliation.; dollars in millions (2) Composed of SBA Loan Sales (3) “Other” primarily includes bank-owned life insurance (BOLI), private equity gains, and customer success fees Note: Dollars in millions; Financial data as of and for the years ended December 31 of 2011, 2012, 2013 and the three months ended March 31 2013 and 2014 Other310% Gain on sale of loans2 3% Warrant income 31% Core banking income 56% 9.4 11.1 13.3 3.0 4.0 2011 2012 2013 Q1 2013 Q1 2014 Core Noninterest Income1 Client investment Letter of credit Loan documentation Foreign exchange Service charges

Favorable Efficiency Ratio First Quarter 2014 | 17 Efficiency Ratio Improvements since 2010 Investing in Key Platforms, Talent and Locations in 2014  Continue to recruit bankers  Overhaul online banking platform, introduce new services  Upgrade loan platform; additional controls and monitoring  2014 offices: San Francisco, Chicago, NYC (new location)  Sand Hill Finance acquisition (1) Efficiency ratio is a non-GAAP financial measure. See Non-GAAP Financial Measures in Appendix for reconciliation. Note: Dollars in millions $37.7 $43.1 $49.2 $51.1 $55.9 $13.0 $15.6 65% 73% 65% 61% 53% 60% 51% 2009 2010 2011 2012 2013 Q1 2013 Q1 2014 Expenses and Efficiency Ratio1

Strong Holding Company Pro Forma Capital Ratios First Quarter 2014 | 18 December 31, 2013 March 31, 2014 Per Share Data Tangible book value per share $7.77 $9.26 Capital Ratios Tier 1 leverage ratio 8.34% 10.90% Tier 1 risk-based capital ratio 12.08% 15.79% Total risk-based capital ratio 13.24% 16.96% Tangible common equity to tangible assets 7.89% 10.23% Series A Preferred Stock On April 2nd, all $5 million of preferred stock was converted to 500,070 shares Trust Preferred Securities $3.7 million outstanding; convertible to 367,000 shares at $10 per share Intent to redeem remaining trust preferred on June 30th and anticipate that most will convert prior to the redemption date (1) Tangible common equity to tangible assets is a non-GAAP financial measure. See non-GAAP Financial Measures in Appendix for reconciliation

Consistent growth – loans, deposits, net operating income, noninterest income Strong profitability –profitable, efficient and scalable platform Attractive market niche – innovation economy is source of potential new clients, in all key markets Highly asset-sensitive – both loan and investment securities portfolios Consistent credit performance – strong controls and risk metrics Solid Liquidity and capital ratios Ongoing investments in scalable platform – bankers, online treasury management and risk platforms Seasoned bankers, accelerating brand Summary First Quarter 2014 | 19

 Please see the Investor Relations section of our web site www.square1financial.com  Contact Square 1 Investor Relations  email at:InvestorRelations@square1bank.com  phone 866.355.7101 For More Information First Quarter 2014 | 20

Appendix First Quarter 2014 | 21

Non-GAAP Financial Measures First Quarter 2014 | 22 For the Quarters Ended Mar 31 For the Years Ended December 31, Efficiency Ratio Q1 2014 Q1 2013 2013 2012 2011 2010 2009 Noninterest expense $15,583 $13,028 $55,921 $51,148 $49,163 $43,091 37,705 Net interest taxable equivalent income 23,458 17,287 79,404 67,950 59,325 50,974 44,009 Noninterest taxable equivalent income (loss) 7,297 4,155 25,886 15,900 6,858 (22,724) 10,319 Less loss on sale of securities (34) (302) (24) (358) (8,956) (30,410) (3,433) Adjusted operating revenue $30,789 $21,744 $105,314 $84,208 $75,139 $58,660 $57,761 Efficiency ratio 50.61% 59.92% 53.10% 60.74% 65.43% 73.46% 65.28% Note: Dollars in thousands

Non-GAAP Financial Measures First Quarter 2014 | 23 For the Quarters Ended Mar 31 For the Years Ended December 31, Tangible Common Equity / Tangible Assets Q1 2014 Q1 2013 2013 2012 2011 2010 2009 Total equity $257,880 $180,807 $189,149 $176,726 $124,379 $107,004 $66,412 Less: preferred stock 4,950 4,950 4,950 4,950 4,950 4,950 4,950 Less: intangible assets 698 0 800 0 0 0 0 Tangible common equity $252,232 $175,857 $183,399 $171,776 $119,429 $102,054 $61,462 Total assets $2,467,142 $1,974,365 $2,326,427 $1,803,281 $1,648,287 $1,583,871 $1,095,836 Less: intangible assets 698 0 800 0 0 0 0 Tangible assets $2,466,444 $1,974,365 $2,325,627 $1,803,281 $1,648,287 $1,583,871 $1,095,836 Tangible common equity / tangible assets 10.23% 8.91% 7.89% 9.53% 7.25% 6.44% 5.61% Note: Dollars in thousands